UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2021

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FHB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On October 20, 2021, the Board of Directors (the “Board”) of First Hawaiian, Inc. (the “Company”) approved and adopted the First Hawaiian, Inc. Executive Severance Plan, as amended and restated (the “Severance Plan”), effective as of the same date. The Severance Plan amends and restates the Executive Change in Control Retention Plan of First Hawaiian Bank, which was originally adopted in May 2015. Each of the Company’s named executive officers has been designated as a participant in the Severance Plan.

If, within twenty-four (24) months following a Change in Control (the “CIC Protection Period”), a participant’s employment is involuntarily terminated by the Company without Cause, or a participant terminates employment from the Company for Good Reason (each as defined in the Severance Plan), subject to the effectiveness of a release of claims, the Severance Plan provides (i) cash severance of an amount equal to two times the participant’s highest annual base salary earned at any time during the preceding three fiscal years; (ii) an amount equal to two times the average of the participant’s actual payment amounts under the Annual Incentive Plan (as defined in the Severance Plan) for each of the preceding two fiscal years; (iii) continuing health benefits for one year; and (iv) outplacement benefits.

If, outside of the CIC Protection Period, a participant’s employment is involuntarily terminated by the Company without Cause, or a participant terminates employment from the Company for Good Reason, subject to the effectiveness of a release of claims, the Severance Plan provides (i) cash severance of an amount equal to one times the participant’s highest annual base salary earned at any time during the preceding three fiscal years; and (ii) an amount equal to one times the average of the participant’s actual payment amounts under the Annual Incentive Plan for each of the preceding two fiscal years.

Participants in the Severance Plan are subject to restrictive covenants, including twelve month noncompetition and nonsolicitation requirements.

The foregoing description of the Severance Plan is qualified in its entirety by reference to the full text of the Severance Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	Executive Severance Plan of First Hawaiian, Inc. (as amended and restated as of October 20, 2021)
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: October 22, 2021	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board, President and Chief Executive Officer